EXHIBIT 10.5






                NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
                            2000 STOCK INCENTIVE PLAN







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                                TABLE OF CONTENTS

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INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION  1  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .    1

  1.1     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION  2  THE  STOCK  INCENTIVE  PLAN . . . . . . . . . . . . . . . . .    5

  2.1     PURPOSE  OF  THE  PLAN. . . . . . . . . . . . . . . . . . . . .    5
  2.2     STOCK  SUBJECT  TO  THE  PLAN . . . . . . . . . . . . . . . . .    5
  2.3     ADMINISTRATION  OF  THE  PLAN . . . . . . . . . . . . . . . . .    5
  2.4     ELIGIBILITY  AND  LIMITS  . . . . . . . . . . . . . . . . . . .    6

SECTION  3  TERMS  OF  STOCK  INCENTIVES  . . . . . . . . . . . . . . . .    6

  3.1     GENERAL  TERMS  AND  CONDITIONS . . . . . . . . . . . . . . . .    6
  3.2     TERMS  AND  CONDITIONS  OF  OPTIONS . . . . . . . . . . . . . .    7
          (A)     OPTION  PRICE . . . . . . . . . . . . . . . . . . . . .    8
          (B)     OPTION  TERM. . . . . . . . . . . . . . . . . . . . . .    8
          (C)     PAYMENT . . . . . . . . . . . . . . . . . . . . . . . .    8
          (D)     CONDITIONS  TO  THE  EXERCISE  OF  AN  OPTION . . . . .    8
          (E)     TERMINATION  OF  INCENTIVE  STOCK  OPTION . . . . . . .    9
          (F)     SPECIAL PROVISIONS FOR CERTAIN SUBSTITUTE OPTIONS . . .    9

  3.3     TREATMENT  OF  AWARDS  UPON  TERMINATION  OF  SERVICE . . . . .    9

SECTION  4  RESTRICTIONS  ON  STOCK . . . . . . . . . . . . . . . . . . .    9

  4.1     ESCROW  OF  SHARES. . . . . . . . . . . . . . . . . . . . . . .    9
  4.2     RESTRICTIONS  ON  TRANSFER. . . . . . . . . . . . . . . . . . .   10

SECTION  5  GENERAL  PROVISIONS . . . . . . . . . . . . . . . . . . . . .   10

  5.1     WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  5.2     CHANGES  IN  CAPITALIZATION;  MERGER;  LIQUIDATION. . . . . . .   11
  5.3     CASH  AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . .   11
  5.4     COMPLIANCE  WITH  CODE. . . . . . . . . . . . . . . . . . . . .   11
  5.5     RIGHT  TO  TERMINATE  SERVICE . . . . . . . . . . . . . . . . .   12
  5.6     RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS. . . . . .   12
  5.7     NON-ALIENATION  OF  BENEFITS. . . . . . . . . . . . . . . . . .   12
  5.8     TERMINATION  AND  AMENDMENT  OF  THE  PLAN. . . . . . . . . . .   12
  5.9     CHOICE  OF  LAW . . . . . . . . . . . . . . . . . . . . . . . .   12


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                NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
                            2000 STOCK INCENTIVE PLAN


                                  INTRODUCTION
                                  ------------

     WHEREAS, North Georgia Community Financial Partners, Inc. (the "Company") and North Georgia National Bank (the "Bank") entered into a Plan of Reorganization (the "Reorganization"), effective as of July 14, 2000, pursuant to which the Bank became a wholly-owned subsidiary of the Company.

     WHEREAS, the Bank maintained the North Georgia National Bank 1999 Stock Incentive Plan (the "Bank Plan").

     WHEREAS, pursuant to the Reorganization, the Company assumed the Bank Plan, and the Company now desires to amend and restate the Bank Plan as the North Georgia Community Financial Partners, Inc. 2000 Stock Incentive Plan.

     NOW THEREFORE, effective as of July 14, 2000, the Company does hereby amend and restate the Bank Plan as the North Georgia Community Financial Partners, Inc. 2000 Stock Incentive Plan.

                             SECTION 1  DEFINITIONS

     1.1     Definitions.  Whenever  used herein, the masculine pronoun shall be
             -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)     "Bank"  means  North Georgia National Bank, a national banking
                   ----
association  organized  under  the  laws  of  the  United  States.

          (b)     "Board  of  Directors"  means  the  board  of directors of the
                   --------------------
Company.

          (c)     "Cause"  has  the  same  meaning as provided in the employment
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agreement between the Participant and the Company or an affiliate on the date of
Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or any affiliate, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or board of directors of any affiliate or knowing violation of law in the course of performance of the duties of Participant's service with the Company or any affiliate, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on business premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or any affiliate are party.


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          (d)     "Change  in  Control"  means  any  one of the following events
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which  may  occur  after  the  date  the  Stock  Incentive  is  granted:

               (1) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of either the Bank or the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 1.1(d)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Bank or the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Bank or the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Bank or the Company;

               (2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Bank or the Company in which the stockholders of the Bank or the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Bank or the Company or any successor immediately after such transaction;

               (3) the sale or transfer (other than as security for the Bank's or the Company's obligations) of more than fifty percent (50%) of the assets of the Bank or the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Bank or the Company or the stockholders of the Bank or the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

               (4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of either the Bank or the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Bank or the Company or the stockholders of the Bank or the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

               (5) the dissolution or liquidation of the Bank or the Company.

          (e)     "Company"  means  North  Georgia Community Financial Partners,
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Inc.,  a  corporation  organized  under  the  laws  of Georgia as a bank holding company.

          (f)     "Code"  means  the  Internal Revenue Code of 1986, as amended.
                   ----


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          (g)     "Committee"  means  the  committee  appointed  by the Board of
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Directors  to  administer  the  Plan  pursuant  to  Plan  Section  2.3.

          (h)     "Disability" has the same meaning as provided in the long-term
                   ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (i)     "Disposition"  means  any  conveyance,  sale,  transfer,
                   -----------
assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (j)     "Fair  Market Value" refers to the determination of value of a
                   ------------------
share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

          (k)     "Incentive  Stock  Option" means an incentive stock option, as
                   ------------------------
defined  in  Code  Section  422,  described  in  Plan  Section  3.2.

          (l)     "Non-Qualified  Stock Option" means a stock option, other than
                   ---------------------------
an  option  qualifying  as  an Incentive Stock Option, described in Plan Section
3.2.

          (m)     "Option"  means  a  Non-Qualified Stock Option or an Incentive
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Stock  Option.


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          (n)     "Over  10%  Owner"  means  an  individual  who  at the time an
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Incentive  Stock  Option  is  granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (o)     "Parent"  means any corporation (other than the Company) in an
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unbroken  chain  of  corporations  ending  with  the Company if, with respect to
Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p)     "Participant"  means  an  individual  who  receives  a  Stock
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Incentive  hereunder.

          (q)     "Plan"  means  the North Georgia Community Financial Partners,
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Inc.  2000  Stock  Incentive  Plan.

          (r)     "Stock"  means  the  Company's  no  par  value  common  stock.
                   -----

          (s)     "Stock  Incentive  Agreement"  means  an agreement between the
                   ---------------------------
Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (t)     "Stock  Incentives"  means,  collectively,  Incentive  Stock
                   -----------------
Options  and  Non-Qualified  Stock  Options.

          (u)     "Subsidiary" means any corporation (other than the Company) in
                   ----------
an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (v)     "Termination  of Service" means the termination of the service
                   -----------------------
relationship, whether employment or otherwise, between a Participant and the Company and any affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2  THE STOCK INCENTIVE PLAN

     2.1     Purpose  of  the  Plan.  The  Plan  is  intended  to  (a)  provide
             ----------------------
incentives to officers, employees, directors and organizers of the Company and its affiliates to stimulate their efforts toward the continued success of the


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Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and organizers by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

     2.2     Stock  Subject  to  the  Plan.  Subject to adjustment in accordance
             -----------------------------
with Section 5.2, 400,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3     Administration  of the Plan.  The Plan shall be administered by the
             ---------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and organizers of the Company or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.


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     2.4     Eligibility  and  Limits.  Stock  Incentives may be granted only to
             ------------------------
officers, employees, directors and organizers of the Company or any affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 75,000. In applying this limitation, if a Stock Incentive, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant, as the case may be, against the affected employee's 75,000 limit for the appropriate fiscal year.

                      SECTION 3  TERMS OF STOCK INCENTIVES

     3.1     General  Terms  and  Conditions.
             -------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

          (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater


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than  the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

          (g) No Stock Incentive shall have a term that extends beyond the tenth anniversary of the date the Stock Incentive was granted.

     3.2     Terms  and  Conditions  of  Options.  Each Option granted under the
             -----------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

          (a)     Option  Price.   Subject  to  adjustment  in  accordance  with
                  -------------
Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered


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employee,"  within  the  meaning  of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share shall be no less than 85% of the Fair Market Value.

          (b)     Option  Term.  The  term of an Option shall be as specified in
                  ------------
the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)     Payment.  Payment  for  all shares of Stock purchased pursuant
                  -------
to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld,  the  Fair  Market  Value  of  which  as  of  the  date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)     Conditions  to the Exercise of an Option.  Each Option granted
                  ----------------------------------------
under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e)     Termination  of  Incentive  Stock  Option.  With respect to an
                  -----------------------------------------
Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)     Special  Provisions  for  Certain  Substitute  Options.
                  ------------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3     Treatment  of  Awards  Upon  Termination  of  Service.  Except  as
             -----------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4  RESTRICTIONS ON STOCK

     4.1     Escrow  of  Shares.  Any  certificates  representing  the shares of
             ------------------
Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2     Restrictions on Transfer.  The Participant shall not have the right
             ------------------------
to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the

Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

                          SECTION 5  GENERAL PROVISIONS

     5.1     Withholding.  The  Company shall deduct from all cash distributions
             -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     5.2     Changes  in  Capitalization;  Merger;  Liquidation.
             --------------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options and the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3     Cash Awards.  The Committee may, at any time and in its discretion,
             -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4     Compliance  with  Code.  All  Incentive Stock Options to be granted
             ----------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5     Right  to  Terminate  Service.  Nothing in the Plan or in any Stock
             -----------------------------
Incentive Agreement shall confer upon any Participant the right to continue as an officer, employee, director or organizer of the Company or an affiliate or affect the right of the Company or an affiliate to terminate the Participant's service at any time.

     5.6     Restrictions  on  Delivery and Sale of Shares; Legends.  Each Stock
             ------------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7     Non-alienation  of  Benefits.  Other  than as specifically provided
             ----------------------------
with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8     Termination  and  Amendment of the Plan.  The Board of Directors at
             ---------------------------------------
any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9     Choice  of  Law.  The laws of the State of Georgia shall govern the
             ---------------
Plan,  to  the  extent  not  preempted  by  federal  law.


                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 14th day of July, 2000.



                               NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.

                               By:  /s/  David  J.  Lance
                                    -----------------------------------------
                                         David  J.  Lance

                               Title:  President and Chief Executive Officer
                                    -----------------------------------------

ATTEST:

/s/  Thomas A. Kinnamon
-----------------------
Secretary

     [SEAL]

                          INCENTIVE STOCK OPTION AWARD
        PURSUANT TO THE NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
                            2000 STOCK INCENTIVE PLAN

     THIS  AWARD  is  made  as  of  the  Grant  Date  by NORTH GEORGIA COMMUNITY
FINANCIAL  PARTNERS,  INC.  (the  "Company")  to _____________ (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant  Date:  July  14,  2000.

     B.   Type  of  Option:  Incentive  Stock  Option.

     C. Plan under which granted: North Georgia Community Financial Partners, Inc. 2000 Stock Incentive Plan.

     D. Option Shares: All or any part of _______________ shares of the Company's no par value common stock, (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     E. Exercise Price: $12.00 per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

     F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) ninety (90) days following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) for any reason other than death or Disability; or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) due to death or Disability, provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G. Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                   NORTH  GEORGIA  COMMUNITY
                                   FINANCIAL  PARTNERS,  INC.


                                   By: __________________________

                                   Title: _______________________

                              TERMS AND CONDITIONS
                                     TO THE
                          INCENTIVE STOCK OPTION AWARD
                          ----------------------------
        PURSUANT TO THE NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
                            2000 STOCK INCENTIVE PLAN


     1.     Exercise of Option.  Subject to the provisions provided herein or in
            ------------------
the Award made pursuant to the North Georgia Community Financial Partners, Inc. 2000 Stock Incentive Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty
     (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2.     Purchase Price.  Payment of the Purchase Price for all Option Shares
            --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

          (a) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having an aggregate fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price; or

          (b) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     3.     Rights  as Shareholder.  Until the stock certificates reflecting the
            ----------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distribu-tions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     4.     Restriction  on Transfer of Option and of Option Shares.  The Option
            -------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     5.     Changes  in  Capitalization.
            ---------------------------

          (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

          (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

          (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     6.     Special Limitation on Exercise.  No purported exercise of the Option
            ------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange

Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option
Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     7.     Legend  on  Stock  Certificates.  Certificates evidencing the Option
            -------------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     8.     Governing  Laws.  This  Award  and the Terms and Conditions shall be
            ---------------
construed, administered and enforced according to the laws of the State of Georgia.

     9.     Successors.  This  Award  and  the  Terms  and  Conditions  shall be
            ----------
binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     10.     Notice.  Except  as  otherwise  specified  herein,  all notices and
             ------
other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     11.     Severability.  In  the event that any one or more of the provisions
             ------------
or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     12.     Entire Agreement.  Subject to the terms and conditions of the Plan,
             ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     13.     Violation.  Any  transfer,  pledge,  sale,  assignment,  or
             ---------
hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     14.     Headings  and  Capitalized Terms.  Section headings used herein are
             --------------------------------
for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     15.     Specific  Performance.  In  the  event  of any actual or threatened
             ---------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     16.     No  Right to Continued Retention.  Neither the establishment of the
             --------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any affiliate.

     17.     Qualified  Status of Option.  In accordance with Section 2.4 of the
             ---------------------------
Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as granted under a Non-Qualified Stock Option.

                                    EXHIBIT 1
                                    ---------

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.



                                    Name _____________________________

                                    Address __________________________

                                    __________________________________

                                    Date _____________________________


North Georgia Community Financial Partners, Inc.
350 West Belmont Drive
Calhoun, Georgia 30701
Attn: Corporate Secretary

Re:  Exercise  of  Incentive  Stock  Option

Gentlemen:

     Subject to acceptance hereof by North Georgia Community Financial Partners, Inc. (the "Company") and pursuant to the provisions of the North Georgia Community Financial Partners, Inc. 2000 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").


     On or before the Exercise Date, I will pay the applicable purchase price as follows:

          [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of North Georgia Community Financial Partners, Inc.

          [ ] by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.


                            Exhibit 1 - Page 1 of 4

          [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

          [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.


     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;


                            Exhibit 1 - Page 2 of 4

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representa-tions, warranties and covenants made herein shall be true and correct at that time.


                            Exhibit 1 - Page 3 of 4

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.


     Very  truly  yours,


     ______________________________


AGREED  TO  AND  ACCEPTED:

NORTH  GEORGIA  COMMUNITY  FINANCIAL  PARTNERS,  INC.


By: _______________________________

Title: ____________________________

Number of Shares
Exercised: ________________________

Number of Shares
Remaining: ________________________  Date: ____________________________


                            Exhibit 1 - Page 4 of 4

                                   SCHEDULE 1
                                VESTING SCHEDULE
                          INCENTIVE STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
                            2000 STOCK INCENTIVE PLAN


A. The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.


          Percentage of Option Shares             Years  of  Service
          Which  are  Vested  Shares           after  the  Grant  Date
          --------------------------           -----------------------

                  20%                                      1
                  40%                                      2
                  60%                                      3
                  80%                                      4
                 100%                                      5


B. Notwithstanding the foregoing Vesting Schedule, the Option will become fully vested upon the occurrence of a Change in Control.

C. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or any Parent or Subsidiary.


                            Schedule 1 - Page 1 of 1

                         NONQUALIFIED STOCK OPTION AWARD
                   PURSUANT TO THE NORTH GEORGIA NATIONAL BANK
                            1999 STOCK INCENTIVE PLAN

     THIS AWARD is made as of the Grant Date by NORTH GEORGIA NATIONAL BANK (the "Bank") to ______________________ (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Bank hereby awards as of the Grant Date to Optionee a nonqualified stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant  Date:  _________________________,  199_.

     B.   Type  of  Option:  Nonqualified  Stock  Option.

     C. Plan under which granted: North Georgia National Bank 1999 Stock Incentive Plan.

     D. Option Shares: All or any part of _______________ shares of the Bank's common stock, $5.00 par value per share (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     E. Exercise Price: $________ per share, subject to adjustment as provided in the attached Terms and Conditions.

     F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) 90 days following the date the Optionee ceases to be an employee of the Bank (including any affiliate); provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G. Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

     IN WITNESS WHEREOF, the Bank has executed and sealed this Award as of the Grant Date set forth above.

                                   NORTH  GEORGIA  NATIONAL  BANK


                                   By: _______________________________

                                   Title: ____________________________

                              TERMS AND CONDITIONS
                                     TO THE
                         NONQUALIFIED STOCK OPTION AWARD
                         -------------------------------
                   PURSUANT TO THE NORTH GEORGIA NATIONAL BANK
                            1999 STOCK INCENTIVE PLAN


     1.     Exercise of Option.  Subject to the provisions provided herein or in
            ------------------
the  Award made pursuant to the North Georgia National Bank 1999 Stock Incentive
Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Bank, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Bank no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Bank of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in
     Section  2.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and tax withholding liability, the Bank shall cause to be issued a certificate representing the Option Shares purchased.

     2.     Purchase Price.  Payment of the Purchase Price for all Option Shares
            --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

          (a) by delivery to the Bank of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having an aggregate fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price; or

          (b) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     3.     Withholding.  The Optionee must satisfy any federal, state and local
            -----------
withholding taxes imposed by reason of the exercise of the Option either by paying to the Bank the full amount of the withholding obligation in cash; by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation; by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a "Withholding Election"), to have the actual number of shares of Common Stock issuable upon exercise reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of the withholding tax; or by any combination of the above. The Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined by executing and delivering to the Bank a properly completed Withholding Election; and

          (b) any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election.

     4.     Rights  as Shareholder.  Until the stock certificates reflecting the
            ----------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Bank shall make no adjustment for any dividends or distribu-tions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.     Restriction  on Transfer of Option and of Option Shares.  The Option
            -------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6.     Changes  in  Capitalization.
            ---------------------------

          (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Bank, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

          (b) If the Bank shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Bank is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Bank shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

          (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Bank to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Bank, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Bank, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.     Special Limitation on Exercise.  No purported exercise of the Option
            ------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Bank, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Bank may reasonably request in order for the Bank to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and
(b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Bank shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.     Legend  on  Stock  Certificates.  Certificates evidencing the Option
            -------------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.     Governing  Laws.  This  Award  and the Terms and Conditions shall be
            ---------------
construed, administered and enforced according to the laws of the State of Georgia.

     10.     Successors.  This  Award  and  the  Terms  and  Conditions shall be
             ----------
binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Bank.

     11.     Notice.  Except  as  otherwise  specified  herein,  all notices and
             ------
other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.     Severability.  In  the event that any one or more of the provisions
             ------------
or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.     Entire Agreement.  Subject to the terms and conditions of the Plan,
             ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.     Violation.  Any  transfer,  pledge,  sale,  assignment,  or
             ---------
hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.     Headings  and  Capitalized Terms.  Section headings used herein are
             --------------------------------
for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.     Specific  Performance.  In  the  event  of any actual or threatened
             ---------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     17.     No  Right to Continued Retention.  Neither the establishment of the
             --------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Bank or any affiliate.

                                    EXHIBIT 1
                                    ---------

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                           NORTH GEORGIA NATIONAL BANK



                                    Name _____________________________

                                    Address __________________________

                                    __________________________________

                                    Date _____________________________



North  Georgia  National  Bank
350  West  Belmont  Drive
Calhoun,  Georgia  30701
Attn:  Corporate  Secretary

Re:  Exercise  of  Nonqualified  Stock  Option

Gentlemen:

     Subject to acceptance hereof by North Georgia National Bank (the "Bank") and pursuant to the provisions of the North Georgia National Bank 1999 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Bank under the Nonqualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").


     On or before the Exercise Date, I will pay the applicable purchase price as follows:

          [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of North Georgia National Bank.

          [ ] by delivery of cash or a certified check for $______________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Bank with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

          [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Bank with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.


                            Exhibit 1 - Page 1 of 4

          [ ] by delivery of the purchase price by ____________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Bank to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Bank and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Bank from the broker, dealer or other creditor) upon receipt of the purchase price.


     The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Bank no later than the Exercise Date.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Bank as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Bank;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;


                            Exhibit 1 - Page 2 of 4

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Bank of compliance with the applicable securities laws of other jurisdictions. The Bank shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Bank will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Bank under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Bank is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Bank, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Bank. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Bank and any person acting on its behalf and to obtain all material information reasonably available with respect to the Bank and its affairs. I have received all information and data with respect to the Bank which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Bank;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Bank issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representa-tions, warranties and covenants made herein shall be true and correct at that time.


                            Exhibit 1 - Page 3 of 4

          I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.


     Very  truly  yours,





AGREED  TO  AND  ACCEPTED:

NORTH  GEORGIA  NATIONAL  BANK


By: _______________________________

Title: ____________________________

Number of Shares
Exercised: ________________________

Number of Shares
Remaining: ________________________  Date: ____________________________


                            Exhibit 1 - Page 4 of 4

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                           NORTH GEORGIA NATIONAL BANK
                            1999 STOCK INCENTIVE PLAN



TO:   NORTH  GEORGIA  NATIONAL  BANK
      Attn:  Corporate  Secretary

FROM: ______________________________


RE:   Withholding  Election


     This election relates to the Option identified in Paragraph 3 below. I hereby certify that:


     (1) My correct name and social security number and my current address are set forth at the end of this document.

     (2)     I  am  (check  one,  whichever  is  applicable).

             [ ]  the  original  recipient  of  the  Option.

             [ ] the legal representative of the estate of the original recipient of the Option.

             [ ]  a  legatee  of  the  original  recipient  of  the  Option.

             [ ]  the  legal guardian  of  the original recipient of the Option.

     (3) The Option pursuant to which this election relates was issued under the North Georgia National Bank 1999 Stock Incentive Plan in the name of __________________ for the purchase of a total of _______ shares of Common Stock. This election relates to _____________ shares of Common Stock issuable upon exercise of the Option (the "Stock"), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

     (4) In connection with any exercise of the Option with respect to Stock, I hereby elect to have certain shares issuable pursuant to the exercise withheld by the Bank for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise. The shares to be withheld shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.


                            Exhibit 2 - Page 1 of 2

     (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

     (6) I understand that this Withholding Election may not be revised, amended or revoked by me.

     (7) I FURTHER UNDERSTAND THAT THE BANK SHALL WITHHOLD FROM THE COMMON STOCK A WHOLE NUMBER OF SHARES OF STOCK HAVING THE VALUE SPECIFIED IN PARAGRAPH 4 ABOVE.

     (8) The Plan has been made available to me by the Bank, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met.
Capitalized terms used in this Notice of Withholding Election shall have the meanings given to them in the Plan.


Dated:  ____________________


                                   _______________________________________
                                   Signature


                                   _______________________________________
                                   Name  (printed)


                                   _______________________________________
                                   Street  Address


                                   _______________________________________
                                   City,  State,  Zip  Code


                            Exhibit 2 - Page 2 of 2

                                   SCHEDULE 1
                                VESTING SCHEDULE
                         NONQUALIFIED STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                           NORTH GEORGIA NATIONAL BANK
                            1999 STOCK INCENTIVE PLAN


A. The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Bank or any affiliate as indicated in the schedule below.


          Percentage  of  Option  Shares               Years  of  Service
          Which  are  Vested  Shares               after  the  Grant  Date
          --------------------------               -----------------------




D. Notwithstanding the foregoing Vesting Schedule, the Option will become fully vested upon the occurrence of a Change in Control.

E. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Bank or any affiliate.


                            Schedule 1 - Page 1 of 1